                                                                    EXHIBIT 99.2


                                 AMENDMENT NO. 2

         This AMENDMENT NO. 2 (this "Amendment"), dated as of October 31, 2001, is among (a) Allied Holdings, Inc. (the "Borrower"), (b) Allied Systems (Canada) Company (the "Canadian Borrower"), (c) Fleet National Bank and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks"), (d) Fleet National Bank as Administrative Agent (the "Administrative Agent") for itself and the other Banks, (e) ABN Amro Bank, N.V., as Documentation Agent (the "Documentation Agent"), (f) The Bank of Nova Scotia, as the Canadian Agent (the "Canadian Agent"), and (g) BankOne, N.A. and Bank of America, N.A., as Co-Agents (the "Co-Agents").

         WHEREAS, the Borrower, the Canadian Borrower, the Banks, the Administrative Agent, the Documentation Agent, the Canadian Agent and the Co-Agents are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of January 20, 2000 (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have agreed to make loans to, to issue letters of credit for the benefit of, and to purchase and accept banker's acceptances for the benefit of the Borrower and the Canadian Borrower;

         WHEREAS, in response to the request of the Borrower and the Canadian Borrower, the Banks have agreed, on the terms and subject to the conditions set forth herein, to amend certain provisions of the Credit Agreement, as set forth herein.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SS.1.    DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         SS.2.    CONSENT. Subject to the satisfaction of the conditions
precedent set forth in Section 6 hereof and in consideration of and reliance upon the agreements of the Borrower, the Canadian Borrower and the Guarantors set forth herein, each of the Banks consents to the sale by the Borrower's Subsidiary, Axis International, Inc. of its United Kingdom joint venture consisting of its 50% interest in each of Autocar Logistics Limited and ANSA Logistics Limited, and its 30% interest in Vehicle Logistics Corporation B.V.; provided that (i) the Borrower receives not less than $17,500,000 in Net Cash Proceeds from such sale, (ii) such sale is consummated on or prior to December 31, 2001, and (iii) immediately upon the consummation of such sale, the Borrower makes the repayments required by Section 2.9(c) of the Credit Agreement.

         SS.3.    AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Credit Agreement is hereby amended as follows:

         SS.3.1     DEFINITIONS.

         (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Borrowing Base Reserve Amount", "Consolidated EBITDA", "Interest Payment Date", and "Maximum Availability Amount" set forth therein and substituting in lieu thereof the following new definitions:

                  "Borrowing Base Reserve Amount" - at any time during which the Borrowing Base Amount is being calculated based on a week ending on a date set forth in the table below, the dollar amount set forth opposite such week ending date in such table:


                                                      Borrowing Base Reserve
            Week Ending Date                                  Amount
            ----------------                          ----------------------
         October 6, 2001                                 $5,000,000
         October 13, 2001
         October 20, 2001
         October 27, 2001                                $15,000,000
         November 3, 2001
         November 10, 2001
         November 17, 2001
         November 24, 2001
         December 1, 2001                                $10,000,000
         December 8, 2001
         December 15, 2001
         December 22, 2001
         December 29, 2001                               $5,000,000
         January 5, 2002                                 $3,000,000
         January 12, 2002
         January 19, 2002
         January 26, 2002

                  "Consolidated EBITDA" - for any fiscal period of the Borrower, an amount equal to the sum of (a) Consolidated Net Income for such period, plus (b) interest expense of the Borrower and its Subsidiaries for such period, plus (c) without duplication, all prepayment penalties, make-whole amounts and similar prepayment fees incurred in connection with any repayment, prepayment, redemption, retirement, or repurchase of the Subordinated Debt or the Senior
         Notes pursuant to ss.ss.12.14 or 12.15, to the extent such costs are paid from the proceeds of the sale of equity securities used to repay such Subordinated Debt or Senior Notes, as the case may be, plus (d) the aggregate amount of income tax expense of the Borrower and its Subsidiaries deducted in the calculation of Consolidated Net Income for such period, plus (e) the aggregate amount of consolidated depreciation and amortization of the Borrower and its Subsidiaries deducted in the calculation of Consolidated Net Income for such period, minus (f) to the extent included in the calculation of Consolidated Net Income for such period, interest income of the Borrower and its Subsidiaries for such period, minus (g) with respect to any income of a non-wholly-owned Subsidiary which is included in the calculation of Consolidated Net Income, and to the extent so included, if the ability of such Subsidiary to distribute all or a portion of such income to the Borrower or a Guarantor is restricted (whether by contract, law, constitutive document or otherwise) an amount equal to the amount of income so restricted (it being understood that, for all periods ending after October 31, 2001, any such income which is actually distributed to the Borrower or a Guarantor shall be included in the calculation of Consolidated EBITDA for such period to the extent such income constitutes Consolidated Net Income for such period under Generally Accepted Accounting Principles), minus (h) to the extent included in the calculation of Consolidated Net Income for such period, income of any Person which is not a Subsidiary of the Borrower for such period to the extent such income has not actually been distributed to the Borrower or a Guarantor (it being understood that, for all periods ending after October 31, 2001, any such income which is actually distributed to the Borrower or a Guarantor shall be included in the calculation of Consolidated EBITDA for such period to the extent such income constitutes Consolidated Net Income for such period under Generally Accepted Accounting Principles), minus (if a positive number) or plus (if a negative number) (i) to the extent included in the calculation of Consolidated Net Income for such period, any extraordinary, non-recurring gains or losses, whether resulting from the sale of assets or otherwise, plus (j) for all fiscal periods ending after March 31, 2001 and to the extent deducted from the calculation of Consolidated Net Income for such period, non-cash severance expenses for such period; provided that the amount of such severance expenses added to Consolidated EBITDA pursuant to this clause (j) shall have been previously approved by the Administrative Agent.

         "Interest Payment Date" - (a) as to any Base Rate Loan, the last day of the calendar month which includes the Drawdown Date thereof and (b) as to any Eurodollar Rate Loan, the last day of the Interest Period relating thereto.

         "Maximum Availability Amount" - during any period set forth in the table below, the amount set forth opposite such period in such table:

                  Period                                        Maximum Availability Amount
                  ------                                        ---------------------------
        Amendment No. 1 Effective Date through June 29, 2001            $200,000,000
        June 30, 2001 through October 19, 2001                          $195,000,000
        October 20, 2001 through November 29, 2001                      $180,000,000
        November 30, 2001 through the Maturity Date                     $177,000,000

The Maximum Availability Amount shall be reduced by an amount equal to (i) the aggregate amount of Motor Vehicle Operating Lease Obligations under Rental Agreements entered into by the Borrower and its Subsidiaries, (ii) the principal equivalent amount of all capital leases entered into by the Borrower and its Subsidiaries, and (iii) the aggregate amount of Indebtedness incurred by the Borrower and its Subsidiaries pursuant to Sections 12.1(d) and (k), in each case, after the Amendment No. 1 Effective Date. Each such reduction shall take effect immediately upon the Borrower or such Subsidiary entering into such lease or incurring such Indebtedness, as the case may be, and, once made, shall be permanent and irrevocable.

         (b) The definition of "Interest Period" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the first paragraph thereof and substituting in lieu thereof the following new paragraph:

                  "Interest Period" - with respect to each Revolving Credit Loan, (a) initially, the period commencing on the Drawdown Date of such Loan through the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request (A) for any Base Rate Loan the last day of the calendar month; and (B) for any Eurodollar Rate Loan, 7, 14 or 21 days, if available or 1 month provided that no more than three (3) Eurodollar Rate Loans with Interest Periods of 7, 14 or 21 days shall be outstanding at any one time; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan through the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

         SS.3.2   MANDATORY REPAYMENTS FROM ASSET SALES. (a) Section 2.9(c) of
the Credit Agreement is hereby amended by inserting the following new text at the end of the first sentence of such Section:

         "; provided that, unless otherwise directed by the Administrative Agent, with respect to asset sales resulting in aggregate Net Cash Proceeds from all asset sales in any week of less than $100,000, the Borrower may make such repayments at the end of such week".

         (b) Section 2.9(c) of the Credit Agreement is hereby further amended by deleting the final sentence contained in such Section and substituting in lieu thereof the following new text:

         "Simultaneously with any such required repayment, (i) the Maximum Availability Amount, as in effect at such time and for all future periods, shall be automatically and permanently reduced by an amount equal to the amount of Obligations so repaid or required to be repaid and (ii) the Borrowing Base Reserve Amount, as in effect at such time and for all future periods, shall be automatically and permanently increased by an amount equal to the amount of Obligations so repaid or required to be repaid; provided that, with respect to a sale of assets included in the Borrowing Base Amount, there shall be deducted from such increase in the Borrowing Base Reserve Amount an amount equal to the value ascribed to such assets in the calculation of the Borrowing Base Amount."

         SS.3.3   MANDATORY PREPAYMENTS OF LOANS. Sections 2.9(d) and 2.9(e) of
the Credit Agreement are hereby amended by deleting the final sentences contained in each such Section and substituting in lieu thereof the following new text:

         "Simultaneously with any such required repayment, (i) the Maximum Availability Amount, as in effect at such time and for all future periods, shall be automatically and permanently reduced by an amount equal to the amount of Obligations so repaid or required to be repaid and (ii) the Borrowing Base Reserve Amount, as in effect at such time and for all future periods, shall be automatically and permanently increased by an amount equal to the amount of Obligations so repaid or required to be repaid."

         SS.3.4   INTEREST ON DOMESTIC SWING LINE LOANS. Section 2.12(c) of the
Credit Agreement is amended by deleting the text "quarterly in arrears on the last day of each calendar quarter" and substituting in lieu thereof the text "monthly in arrears on the last day of each calendar month".

         SS.3.5   INTEREST ON CANADIAN SWING LINE LOANS. Section 2.13(c) of the
Credit Agreement is amended by deleting the text "quarterly in arrears on the last day of each calendar quarter" and substituting in lieu thereof the text "monthly in arrears on the last day of each calendar month".

         SS.3.6   TERM OF BANKERS' ACCEPTANCES. Section 4.1(a) of the Credit
Agreement is amended by deleting the text "30, 60, 90 or 180 days" and substituting in lieu thereof the text "30 days".

         SS.3.7   DOMESTIC COMMITMENT FEE. Section 5.1(a) of the Credit
Agreement is amended by deleting the text "quarterly in arrears on the last day of each March, June, September and December for the immediately preceding quarter or portion thereof" and substituting in lieu thereof the text "monthly in arrears on the last day of each calendar month for the month then ending".

         SS.3.8   CANADIAN COMMITMENT FEE. Section 5.1(b) of the Credit
Agreement is amended by deleting the text "quarterly in arrears on the last day of each March, June, September and December for the immediately preceding quarter or portion thereof" and substituting in lieu thereof the text "monthly in arrears on the last day of each calendar month for the month then ending".

         SS.3.9   LETTER OF CREDIT FEE. Section 5.2 of the Credit Agreement is
amended by deleting the last sentence thereof and substituting in lieu thereof the following new text: "The Letter of Credit Fee and the Fronting Fee shall be payable monthly in arrears on the last day of each calendar month".

         SS.3.10 FACILITY FEES. Section 5.5(b) of the Credit Agreement is amended by deleting the date "January 31, 2002" set forth therein and substituting in lieu thereof the date "December 31, 2001".

         SS.3.11 FINANCIAL COVENANT. The Credit Agreement is hereby further amended by deleting Section 12.9 thereof in its entirety and substituting in lieu thereof the following new Section:

                  SS.12.9 NET TANGIBLE ASSETS TO SENIOR SECURED DEBT. Permit, at any time, the ratio of (a) Consolidated Net Tangible Assets to (b) Consolidated Senior Secured Debt to be less than (i) at all times prior to December 1, 2001, 1.90:1 and (ii) from and after December 1, 2001, 1.80:1.

         SS.4.    AFFIRMATION, ACKNOWLEDGMENT AND AGREEMENT OF THE BORROWER, THE
CANADIAN BORROWER AND THE GUARANTORS. The Borrower, the Canadian Borrower, and each of the Guarantors hereby affirm and acknowledge to the Banks as follows:

         (a) The Borrower and the Canadian Borrower hereby ratify and confirm all of their Obligations to the Banks, including, without limitation, the Loans, the Letters of Credit and Bankers' Acceptances, and the Borrower and the Canadian Borrower hereby affirm their absolute and unconditional promise to pay to the Banks all indebtedness, obligations and liabilities in respect of the Loans, the Letters of Credit, the Bankers' Acceptances, and all other amounts due under the Credit Agreement as amended hereby. The Borrower and the Canadian Borrower hereby confirm that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrower and the Canadian Borrower as security for the Obligations.

         (b) Each of the Guarantors hereby acknowledges the provisions of this Amendment and hereby reaffirms its absolute and unconditional guaranty of the Borrower's and the Canadian Borrower's payment and performance of the Obligations as more fully described in the Guaranties. Each of the Guarantors hereby confirms that its obligations under the Guaranty to which it is a party are and remain secured pursuant to the Security Documents to which it is a party.

         SS.5.    REPRESENTATIONS AND WARRANTIES. The Borrower, the Canadian
Borrower and the Guarantors hereby represent and warrant to the Banks as follows:

         (a) The execution and delivery by the Borrower, the Canadian Borrower, and each Guarantor of this Amendment, and the performance by the Borrower, the Canadian Borrower, and each Guarantor of its obligations and agreements under this Amendment and the Credit Agreement and the other Loan Documents as amended hereby, are within the corporate authority of each such Person, have been duly authorized by all necessary corporate proceedings on behalf of each such Person, and do not and will not contravene any provision of law, statute, rule or regulation to which any such Person is subject or any of such Person's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon any such Person.

         (b) This Amendment and the Credit Agreement and the other Loan Documents as amended hereby constitute legal, valid and binding obligations of the Borrower, the Canadian Borrower, and each Guarantor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights in general, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower, the Canadian Borrower, or any Guarantor of this Amendment or the Credit Agreement and the other Loan Documents as amended hereby.

         (d) The representations and warranties contained in ss.8 of the Credit Agreement are, after giving effect to this Amendment, true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

         (e) Each of the Borrower, the Canadian Borrower, and each Guarantor has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

         SS.6.    EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

         (a) Receipt by the Administrative Agent of a fully executed counterpart hereof signed by each of the Borrower, the Canadian Borrower, the Guarantors and the Majority Banks.

         (b) Receipt by the Administrative Agent, for the account of each Bank executing this Amendment and delivering its signature page to the Administrative Agent or its counsel on or before 12:00 noon (Boston time) on November 2, 2001, of an amendment fee in an amount equal to 0.15% of each such Bank's Total Commitment.

         (c) Receipt by the Administrative Agent and the Canadian Agent, as applicable, for the accounts of the Banks, of payment of all interest, Domestic Commitment Fees, Canadian Commitment Fees, Letter of Credit Fees, and Fronting Fees accrued through October 31, 2001, to the extent invoiced to the Borrower and the Canadian Borrower.

         (d) The Administrative Agent shall be satisfied with the structure, terms, pricing and tenor of all other indebtedness of the Borrower and its Subsidiaries.

         (e) Receipt by the Administrative Agent of (i) evidence of proper corporate authorization by the Borrower, the Canadian Borrower and each of the Guarantors of this Amendment and (ii) a legal opinion of counsel to the Borrower and its Subsidiaries, as to usual and customary matters, in each case, in form and substance satisfactory to the Administrative Agent.

         (f) Payment of all billed fees and expenses of the Administrative Agent and the Banks in connection with this Amendment (including, without limitation, those relating to the financial consultant of the Banks, commercial finance examinations, collateral examinations, collateral appraisals, environmental surveys, and legal fees and expenses).

         SS.7.    NO PRESENT CLAIMS. The Borrower, the Canadian Borrower and
each of the Guarantors acknowledges and agrees that, based upon the facts and circumstances existing as of the date hereof: (i) none of them has any claim or cause of action against any of the Banks, their predecessors or successors, or the Administrative Agent (or any of their directors, officers, employees, agents or Affiliates); (ii) none of them has any offset right, counterclaim or defense of any kind against any of their obligations, indebtedness or liabilities to the Banks, their predecessors or successors, or the Administrative Agent; and (iii) each of the Banks, their predecessors and successors, and the Administrative Agent has heretofore performed and satisfied in a timely manner all of its obligations to the Borrower, the Canadian Borrower and each of the Guarantors. The Borrower, the Canadian Borrower and each of the Guarantors and the Banks and the Administrative Agent wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Banks' or the Administrative Agent's rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrower, the Canadian Borrower and each of the Guarantors unconditionally release, waive and forever discharge (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any of the Banks, their predecessors and successors, and the Administrative Agent to any of them, except the obligations to be performed by the Banks, their successors, or the Administrative Agent hereafter for them as expressly stated in this Amendment and the other Loan Documents, or as required by applicable law, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which any of them might otherwise have against any of the Banks, their predecessors or successors, or the Administrative Agent or any of their directors, officers, employees, agents or Affiliates for their respective actions or omissions occurring prior to the date hereof, in either case (A) or (B) above, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof.

         SS.8.    NO WAIVER. The Administrative Agent and each of the Banks
hereby expressly reserves all of their rights and remedies under the Credit Agreement, the other related Loan Documents and applicable law in respect of any and all Defaults or Events of Default under the Credit Agreement and the other Loan Documents. Failure of the Administrative Agent or any Bank to exercise any right or remedy shall not constitute a waiver of that or any other right or remedy. Nothing contained herein shall constitute a waiver by the Administrative Agent or the Banks, or otherwise entitle to the Borrower, the Canadian Borrower, or any Guarantor to a waiver, of any existing or hereafter arising Default or Event of Default, nor shall the Administrative Agent's or the Banks' execution and delivery of this Amendment establish a course of dealing among the Administrative Agent or the Banks and the Borrower or in any other way obligate the Administrative Agent or the Banks to hereafter provide any waiver or further time for payment prior to the enforcement of the Administrative Agent's or the Banks' security interest or to provide any other financial accommodations to or on behalf of the Borrower, the Canadian Borrower or any Guarantor.

         SS.9.    MISCELLANEOUS PROVISIONS.

         (a) This Amendment shall constitute a Loan Document. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of The Commonwealth of Massachusetts.

         (c) This Amendment may be executed in any number of counterparts (each of which may be delivered by telecopier), but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) The Borrower hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and expenses). The Administrative Agent shall be entitled to debit any account maintained by the Borrower or any of its Subsidiaries with the Administrative Agent or any Lender or with respect to which the Administrative Agent shall have entered into an Agency Account Agreement in payment of any amounts due under the Credit Agreement and the other Loan Documents.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                 ALLIED HOLDINGS, INC.


                                 By:
                                    -------------------------------------------
                                          Name:
                                          Title:

                                 ALLIED SYSTEMS (CANADA) COMPANY


                                 By:
                                    -------------------------------------------
                                          Name:
                                          Title:

                                 ALLIED AUTOMOTIVE GROUP, INC.


                                 By:
                                    -------------------------------------------
                                          Name:
                                          Title:

                                 ALLIED SYSTEMS, LTD. (L.P.)

                                 By:      Allied Automotive Group, Inc., its
                                 Managing General Partner


                                 By:
                                    -------------------------------------------
                                          Name:
                                          Title:

                                 INTER MOBILE, INC.


                                 By:
                                    -------------------------------------------
                                          Name:
                                          Title:

                                 LEGION TRANSPORTATION, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 AUTOMOTIVE TRANSPORT
                                   SERVICES, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 ALLIED SOUTHWOODS, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 AXIS GROUP, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 AXIS INTERNATIONAL, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 CANADIAN ACQUISITION CORP.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 KAR-TAINER INTERNATIONAL, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 AXIS TRUCK LEASING, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 AXIS NORTH AMERICA, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 QAT, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 OSHCO, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 TERMINAL SERVICE CO.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 RMX, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 TRANSPORT SUPPORT, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 F.J. BOUTELL DRIVEAWAY CO., INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 COMMERCIAL CARRIERS, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 B&C, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 RC MANAGEMENT CORP.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 GACS, INCORPORATED


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 ALLIED FREIGHT BROKER, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 AXIS NETHERLANDS, LLC


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 AXIS ARETA, LLC


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 LOGISTIC TECHNOLOGY, LLC


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 LOGISTIC SYSTEMS, LLC


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 AXIS CANADA COMPANY


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 ARRENDADORA DE EQUIPO PARA EL
                                 TRANSPORTE DE AUTOMOVILES,
                                 S. DE R. L. DE C.V.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 CT GROUP, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 CT SERVICES, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 CORDIN TRANSPORT, INC.


                                 By:
                                    -----------------------------------------
                                          Name:
                                          Title:

                                 FLEET NATIONAL BANK, individually and as Administrative Agent


                                 By:
                                    -------------------------------------------
                                      Robert L. Wallace
                                      Managing Director


                                 ABN AMRO BANK, N.V.,
                                 individually and as Documentation Agent



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                                 THE BANK OF NOVA SCOTIA, individually and as
                                 Canadian Agent



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                                 BANK ONE, NA, individually and as Co-Agent



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                                 BANK OF AMERICA, N.A., individually and as
                                 Co-Agent



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                                 FIRST UNION NATIONAL BANK



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                                 CREDIT LYONNAIS, NEW YORK BRANCH



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                                 GENERAL ELECTRIC CAPITAL CORPORATION



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                                 UNION BANK OF CALIFORNIA, N.A.



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                                 BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE,
                                 INC.



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